UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1990 E. Grand Avenue
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by Faraday Future Intelligent Electric Inc. (the “Company”) on October 26, 2026 (the “Initial Filing”), to include the required unaudited pro forma condensed consolidated financial statements for the Company pursuant to Article 11 of Regulation S-X acquisition related to the Company’s disposition of its robotics business (the “Robotics Business”) to FF EAI Robotics Ecosystem Inc. (“FFR”) as contemplated by that certain Transaction Agreement (the “Transaction Agreement”), dated as of October 12, 2026, by and among the Company, Smart Technology Holdings Ltd., a Cayman Islands company and subsidiary of the Company (the “Cayman Seller”), FFR, FF EAI Robotics Inc., a California corporation wholly owned by the Cayman Seller, and FFR Acquisition Sub LLC, a Delaware limited liability company and wholly owned subsidiary of FFR. The required unaudited pro forma condensed consolidated financial statements are filed as exhibits to this report under Item 9.01.

The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items to the Initial Filing remain unchanged and are not amended hereby.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma Financial Information.

The unaudited pro forma financial information of the Company giving effect to the transactions contemplated by the Transaction Agreement as of and for the six months ended June 30, 2026 and the year ended December 31, 2025 are attached as Exhibit 99.1 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of the Company as of and for the six months ended June 30, 2026 and the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

Date: October 29, 2026